Report of Independent Auditors


To the Shareholders and Board of
Trustees of
Liquid Institutional Reserves

In planning and performing our
audit of the
financial statements of Liquid
Institutional
Reserves (comprising, respectively,
the Money
Market Fund, Government Securities
Fund and
Treasury Securities Fund) for the
year ended
April 30, 1999, we considered its
internal
control, including control
activities for
safeguarding securities, in order
to determine
our auditing procedures for the
purpose of
expressing our opinion on the
financial
statements and to comply with the
requirements
of Form N-SAR, not to provide
assurance on the
internal control.

The management of Liquid
Institutional
Reserves is responsible for
establishing and
maintaining internal control.  In
fulfilling
this responsibility, estimates and
judgments
by management are required to
assess the
expected benefits and related costs
of
controls.  Generally, controls that
are
relevant to an audit pertain to the
entity's
objective of preparing financial
statements
for external purposes that are
fairly
presented in conformity with
generally
accepted accounting principles.
Those
controls include the safeguarding
of assets
against unauthorized acquisition,
use or
disposition.

Because of inherent limitations in
internal
control, errors or fraud may occur
and not be
detected.  Also, projection of any
evaluation
of internal control to future
periods is
subject to the risk that it may
become
inadequate because of changes in
conditions or
that the effectiveness of the
design and
operation may deteriorate.

Our consideration of the internal
control
would not necessarily disclose all
matters in
the internal control that might be
material
weaknesses under standards
established by the
American Institute of Certified
Public
Accountants.  A material weakness
is a
condition in which the design or
operation of
one or more of the internal control
components
does not reduce to a relatively low
level the
risk that errors or fraud in
amounts that
would be material in relation to
the financial
statements being audited may occur
and not be
detected within a timely period by
employees
in the normal course of performing
their
assigned functions.  However, we
noted no
matters involving the internal
control and its
operation, including controls for
safeguarding
securities, that we consider to be
material
weaknesses as defined above at
April 30, 1999.

This report is intended solely for
the
information and use of the
shareholders, board
of trustees and management of
Liquid
Institutional Reserves and the
Securities and
Exchange Commission.



	ERNST & YOUNG LLP

June 18, 1999